                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

          The undersigned, Chairman of the Board, President and Chief Executive Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of

Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                     Robert L. Crandall
                                                 --------------------------
                                                     Robert L. Crandall


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, Executive Vice President and Chief Financial Officer of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                      Donald J. Carty
                                                 -------------------------
                                                      Donald J. Carty


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.3


                               POWER OF ATTORNEY
                               -----------------


          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                     Howard P. Allen
                                                -------------------------
                                                     Howard P. Allen


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.4


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                     Edward A. Brennan
                                                ---------------------------
                                                     Edward A. Brennan


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.5


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                    Christopher F. Edley
                                               ------------------------------
                                                    Christopher F. Edley


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.6


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                     Antonio Luis Ferre
                                                ---------------------------
                                                     Antonio Luis Ferre


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.7


                              POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                   Charles T. Fisher, III
                                              --------------------------------
                                                   Charles T. Fisher, III


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.8


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                       Dee J. Kelly
                                                  ----------------------
                                                       Dee J. Kelly


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                    EXHIBIT 24.9


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                       William Lyon
                                                  ----------------------
                                                       William Lyon


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                   EXHIBIT 24.10


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                     Ann D. McLaughlin
                                                ---------------------------
                                                     Ann D. McLaughlin


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                   EXHIBIT 24.11


                              POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                   Charles H. Pistor, Jr.
                                              --------------------------------
                                                   Charles H. Pistor, Jr.


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                   EXHIBIT 24.12


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                      Joe M. Rodgers
                                                 ------------------------
                                                      Joe M. Rodgers


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                   EXHIBIT 24.13


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                      Maurice Segall
                                                 ------------------------
                                                      Maurice Segall


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                                                   EXHIBIT 24.14


                               POWER OF ATTORNEY
                               -----------------

          The undersigned, a director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Donald J. Carty, Anne H. McNamara, Michael J. Durham and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

               (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $500,000,000 (or the equivalent of U.S. $500,000,000, based on the applicable exchange rate at the time of sale, in such foreign currency or composite currencies as shall be designated by the Corporation) in aggregate principal amount of debt securities of the Corporation or such greater amount, if any such debt securities are issued at an original issue discount, as shall result in aggregate proceeds of U.S. $500,000,000 to the Corporation (the "Debt Securities") and warrants (the "Warrants") to purchase such Debt Securities, such Debt Securities and/or Warrants to be issued from time to time on terms to be established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or any duly authorized committee thereof; and

               (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Debt Securities or Warrants which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

               IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 19th day of January, 1994.


                                                   Eugene F. Williams, Jr.
                                              ---------------------------------
                                                   Eugene F. Williams, Jr.


Witness:


     Charles D. MarLett
- ----------------------------
     Charles D. MarLett

                                       2